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                                                       Exhibit 23


              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included in and incorporated by reference in this Form 10-K, into the Company's previously filed Registration
Statement on Form S-8 (File No. 33-73376).


                                   ARTHUR ANDERSEN LLP


Chattanooga, Tennessee
March 26, 1997